UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2005


                             WORLD HEART CORPORATION
             (Exact name of registrant as specified in its charter)

     Ontario                       000-28882                      N/A
  (State or other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)             Identification No.)
  incorporation)

                                7799 Pardee Lane
                            Oakland, California 94621
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (510) 563-5000


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 8, 2005, World Heart Corporation issued a press release reporting its financial results for its fiscal second quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

All of the information furnished in this report (including Exhibit 99.1 hereto) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     The following exhibit is being filed herewith:

Exhibit No.         Exhibit
----------          -------
99.1                Press Release, dated August 8, 2005, reporting World Heart
                    Corporation Financial Results for its fiscal second quarter ended June 30, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2005

                         WORLD HEART CORPORATION



                         By: /s/ Richard Juelis
                            --------------------------------------
                            Name:   Richard Juelis
                            Title:  Vice President, Finance and
                                    Chief Financial Officer



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EXHIBIT INDEX

Exhibit No.         Exhibit
----------          -------
99.1                Press Release, dated August 8, 2005, reporting World Heart
                    Corporation Financial Results for its fiscal second quarter ended June 30, 2005.